[THIS DOCUMENT IS A COPY OF THE CURRENT REPORT ON FORM 8-K DATED MARCH 16, 1998 FILED ON APRIL 1, 1998 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 16, 1998


                            WILLIAMS CONTROLS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        0-18083                  84-1099587
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                  File Number)             Identification No.)


                 14100 SW 72nd Avenue
                 Portland, Oregon                         97224
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number including area code: (503) 684-8600


                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2.  Acquisitions or Dispositions of Assets

     On March 16, 1998, Williams Controls, Inc. (the "Registrant"), completed the sale of a substantial portion of the assets of Kenco Williams, Inc. ("Kenco"),a wholly owned subsidiary of the Registrant, to Kenco Products, Inc. ("KPI") and entered into warehousing and lease agreements with KPI (the "Kenco Transaction"). George Briggs, one of the principal owners of KPI has been acting as general manager in charge of operating the business of Kenco for more than the past year. The other principal owner of KPI is Colfax Group, Inc.; a Delaware corporation. Colfax Group, Inc. is unrelated to the Registrant.

     Consideration to the Registrant consisted of $1.1 million cash, a $250,000 Receivable, a $430,000 receivable for inventory sold, assumption of $1.0 million of trade payables, accrued expenses and other liabilities related to the assets purchased and $2.0 million of Series A Senior Preferred Stock (2000 shares) of KPI. The preferred stock provides for annual dividends of $80 per share and is convertible to common stock according to certain terms and conditions. The accounting principles followed in determining the consideration received was the fair market value of the assets disposed of.

     The carrying values of assets sold in the Kenco Transaction included $1.4 million of productive assets (machinery and equipment, furniture and fixtures and tools and dies), $794,000 of accounts receivable, $530,000 of inventory and $325,000 of prepaid assets.

     The Registrant has agreed to warehouse certain inventory not immediately purchased valued at $2.6 million ("Warehouse Agreement"). KPI has agreed to purchase all remaining inventory from Kenco on or before September 30, 1998 subject to certain terms and conditions outlined in the sale agreement.

          The Registrant has agreed to lease to KPI the existing building and improvements of Kenco for $23,000 per month ("Lease Agreement"). The lease is currently scheduled to terminate on September 30, 1998, subject to certain early termination provisions if Kenco sells the facility to a third party buyer.

      Mr. Briggs and Colfax Group, Inc. have guaranteed the obligations of KPI under the Warehouse Agreement and Lease Agreement subject to certain terms and conditions.


Item 5.  Other Events

      Simultaneously with the closing of the Kenco Transaction, the Registrant repaid $1.1 million outstanding under its existing credit facility with its bank. Pursuant to the Intercreditor Agreement among US Bank, Wells Fargo Bank and the Registrant dated July 14, 1997, Williams Controls, Inc. is obligated to pay to US Bank the first $2.340 million in proceeds from future sales of inventory to KPI.

Item 7.  Financial Statements and Exhibits

      (a)  Financial statements of businesses acquired.
         Not Applicable

      (b)  Pro forma financial information.

     On March 16, 1998, Williams Controls, Inc. (the "Registrant"), completed the sale of a substantial portion of the assets of Kenco Williams, Inc. ("Kenco"), a wholly owned subsidiary of the Registrant, to Kenco Products, Inc. ("KPI") and entered into warehousing and lease agreements with KPI (the "Kenco Transaction"). George Briggs, one of the principal owners of KPI has been acting as general manager in charge of operating the business of Kenco for more than the past year. The other principal owner of KPI is Colfax Group, Inc., a Delaware corporation. Colfax Group, Inc. is unrelated to the Registrant.

     Consideration to the Registrant consisted of $1.1 million cash, a $250,000 receivable, a $430,000 receivable for inventory sold, assumption of $1.0 million of trade payables, accrued expenses and other liabilities related to the assets purchased and $2.0 million of Series A Senior Preferred
 Stock (2000 shares) of KPI. The preferred stock provides for annual dividends of $80 per share and is convertible to common stock according to certain terms and conditions.

      The assets sold in the Kenco Transaction included $1.4 million of productive assets (machinery and equipment, furniture and fixtures and tools and dies), $794,000 of accounts receivable, $530,000 of inventory and $325,000 of prepaid assets.

      The accompanying unaudited pro forma consolidated balance sheet as of December 31, 1997, gives effect to the sale as if the transaction had been consummated on December 31, 1997. The accompanying unaudited pro forma consolidated statements of operations for the year ended September 30, 1997, and the three months ended December 31, 1997, give effect to the sale as if the transaction had been consummated October 1, 1996 and October 1, 1997, respectively.

      The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Registrant. The unaudited pro forma consolidated financial statements do not purport to be indicative of the financial position of the Registrant had the sale occurred on December 31, 1997. Nor do the unaudited pro forma financial statements purport to be indicative of the results of operations that actually would have occurred had the sale been consummated on October 1,1996 or October 1, 1997, or to project the Registrant's financial position or results of operations for any future period.

                            Williams Controls, Inc.
                              Unaudited Pro forma
                           Consolidated Balance Sheet
                            As of December 31, 1997
                             (Dollars in thousands)


                               Williams          Pro forma
                            Controls, Inc.      Adjustments       As Adjusted
                            --------------      -----------       -----------


            Assets

Current Assets:
Cash                           $      961        $    1,125   1
                                                     (1,125)  2    $      961
Accounts receivable, net            8,682               496   3         9,178
Inventories                        14,717              (934)  3
                                                       (530)  1        13,253
Net assets held for
   disposition                        307              (307)  1             0
Prepaid expenses                    1,181               (21)  3         1,160
Other current assets                1,098               250   1
                                                        430   1         1,778
                               ----------        ----------        ----------
Total current assets               26,946              (616)           26,330

Investment in affiliate               201                 0               201

Property plant & equipment         24,223               170   3        24,393
Less accumulated depreciation
   and amortization                (6,579)              246   3        (6,333)
                               ----------        ----------        ----------
Net property plant & equipment     17,644               416            18,060

Receivable from affiliate           3,611                 0             3,611
Net assets held for disposition     1,919            (1,919)  1             0
Other assets                        1,321             2,000   1         3,321
                               ----------        ----------        ----------
Total Assets                   $   51,642        $     (119)       $   51,523
                               ==========        ==========        ==========


        Liabilities and Stockholders' Equity

Current Liabilities:
 Accounts payable              $    5,719        $      796   3    $    6,515
 Accrued expenses                   2,599                52   3         2,651
 Current portion of long-term
    debt and leases                 1,425                98   3         1,523
 Estimated loss on disposal           109              (109)  1            (0)
 Deferred tax liability                 0                 0                 0
 Other current liability                0                 0                 0
                               ----------        ----------        ----------
   Total current liabilities        9,852               837            10,689

Other liabilities                   1,331                 0             1,331
Long-term debt & capital leases    22,427                 6   3
                                                     (1,125)  2        21,308

Deferred tax liability                  0                 0                 0

Commitments and contingencies           0                 0                 0

Minority interest in
    consolidated subsidiaries         442                                 442

Stockholders' equity:
  Common stock                        180                                 180
  Additional paid-in capital        9,882                               9,882
  Retained earnings                 8,096               163   1,3       8,259
  Unearned ESOP shares               (191)                               (191)
  Treasury stock (130,200 and
    195,200 shares)                  (377)                               (377)
  Pension liability adjustment          0                                   0
                               ----------        ----------        ----------
    Total stockholders' equity     17,590               163            17,753

Total Liabilities &            ----------        ----------        ----------
    Stockholders' Equity       $   51,642        $     (119)       $   51,523
                               ==========        ==========        ==========

                            Williams Controls, Inc.
                              Unaudited Pro forma
                      Consolidated Statement of Operation
                  For the Three Months Ended December 31, 1997
                             (Dollars in thousands)


                               Williams          Pro forma
                            Controls, Inc.      Adjustments       As Adjusted
                            -------------       -----------       -----------


Net sales                      $   14,944                          $   14,944
Cost of sales                      10,789                              10,789
                               ----------        ----------        ----------
Gross margin                        4,155                 0             4,155

Operating expenses:
  Research & development              559                                 559
  Selling                             691                                 691
  Administration                    1,078                               1,078
                               ----------        ----------        ----------
Total operating expenses            2,328                 0             2,328

Earnings from continuing
  operations                        1,827                 0             1,827

Other (income) expenses:
  Interest expense, net               380               (40)   4          340
  Other expense (income)               (4)              (69)   4          (73)
  Equity interest in loss
     of affiliate                     358                 0               358
                               ----------        ----------        ----------
Total other (income) expenses         734              (109)              625

Earnings from continuing
  operations before income
  tax expense                       1,093               109             1,202
Income tax expense                    421                44    4          465
                               ----------        ----------        ----------
Earnings from continuing
  operations before minority
  interest                            672                65               737
Minority interest in net
  loss in consolidated
  subsidiaries                        (22)                0               (22)
                               ----------        ----------        ----------
Net earnings from continuing
  operations                          694                65               759

Discontinued operations:
  Loss from operations on
    discontinued operations             0               (15)   4          (15)
  Loss on disposal of
    discontinued operations             0              (163)   4         (163)
                               ----------        ----------        ----------
Total loss (gain) on
  discontinued operations               0              (178)             (178)
                               ----------        ----------        ----------

Net earnings                   $      694        $      243        $      937
                               ==========        ==========        ==========

Earnings per common share
  from continuing operations   $     0.04        $     0.00        $     0.04

Earnings per common share
  from discontinued operations       0.00              0.01              0.01
                               ----------        ----------        ----------
Earnings per common share      $     0.04        $     0.01        $     0.05
                               ==========        ==========        ==========

Weighted average shares used
  in per share calculation     18,500,000        18,500,000        18,500,000
                               ==========        ==========        ==========

                            Williams Controls, Inc.
                               Unaudited Pro forma
                      Consolidated Statement of Operations
                     For the Year Ended September 30, 1997
                             (Dollars in thousands)



                               Williams         Pro forma
                            Controls, Inc.     Adjustments       As Adjusted
                            -------------      -----------       -----------


Net sales                      $   56,254                         $   56,254
Cost of sales                      43,364                             43,364
                               ----------       ----------        ----------
Gross margin                       12,890                0            12,890

Operating expenses:
  Research and development          1,849                              1,849
  Selling                           2,913                              2,913
  Administration                    3,856                              3,856
                               ----------       ----------        ----------
    Total operating expenses        8,618                0             8,618

Earnings from continuing
    operations                      4,272                0             4,272
                               ----------       ----------        ----------
Other (income) expenses:
  Interest expense, net             1,848             (160)   5        1,688
  Other (income)                        0             (276)   5         (276)
  Equity interest in loss of
    affiliate                         384                0               384
                               ----------       ----------        ----------
  Total other (income)
    expenses                        2,232             (436)            1,796

Earnings from continuing
   operations before income
   tax expense                      2,040              436             2,476
Income tax expense                  1,155              174    5        1,329
                               ----------       ----------        ----------
Earnings from continuing
   operations before minority
   interest                           885              262             1,147
Minority interest in net loss
   in consolidated subsidiaries       250                0               250
                               ----------       ----------        ----------
Net earnings from continuing
   operations                       1,135              262             1,397

Discontinued operations:
  (Loss) gain from operations
    on automotive accessories
    segment                        (1,207)           1,207   5             0
                                                        60   5            60
  (Loss) gain on disposal of
   automotive accessories segment,
   including provision of $1,171
   for operating losses during
   phase-out period               (1,965)           2,019   5            54
                               ----------       ----------        ----------
(Loss) gain from discontinued
    operations                     (3,172)           3,286               114
                               ----------       ----------        ----------

Net earnings (loss)            $   (2,037)      $    3,548        $    1,511
                               ===========       ==========        ==========

Earnings per common share
    from continuing
    operations                 $     0.06       $     0.02        $     0.08

Earnings (loss) per common
    share from discontinued
    operations                      (0.17)            0.17             (0.00)
Earnings (loss) per common     ----------       ----------        ----------
    share                      $    (0.11)      $     0.19        $     0.08
                               ===========      ==========        ===========

Weighted average shares used
    in per share calculation   18,200,000       18,200,000        18,200,000
                               ==========       ==========        ===========

Pro forma Adjustments:

1. To record cash, receivables and preferred stock received, in exchange for net assets held for sale.

2. To record the payment of long-term debt made from the proceeds of the sale.

3. To reflect differences between net assets held for disposition at December 31, 1997 and actual balances of Kenco assets and liabilities disposed of at date of sale, and to record a $934,000 adjustment to Kenco inventories to the agreed-upon inventory sales price.

4. To eliminate the operations of Kenco Williams, Inc. from the consolidated statement of operations of the Company for the three months ended December 31, 1997, assuming the sale occurred at October 1, 1997, to record dividends of $40,000 on $2,000,000 of KPI preferred stock, to record $69,000 of rental income from lease with KPI, and to record reduction of interest expense on
 $1,125,000 debt, net of income taxes.

5. To eliminate the operations of Kenco Williams, Inc. from the consolidated statement of operations of the Company for the fiscal year ended September 30, 1997, assuming the sale occurred at October 1, 1996, to record dividends of $160,000 on $2,000,000 of KPI preferred stock, to record $276,000 of rental income from lease with KPI, and to record reduction of interest expense on $1,125,000 debt, net of income taxes.


(c) Exhibits

    Exhibit Number                Description
    --------------                ------------
        10.1 Asset Purchase Agreement and related Exhibits dated March 16, 1998 by Williams Control Inc.
                               and Kenco Products, Inc. (the "Kenco Agreement").

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  WIlliams Controls, Inc.


Date:  March 31, 1998                            /s/ Gerard A. Herlihy
                                                 ------------------------
                                                 Gerard A. Herlihy
                                                 Chief Financial Officer,
                                                 Chief Administrative Officer
                                                 And Secretary